Exhibit 10.18.1

AMENDMENT NO. 1 TO

NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT

This Amendment No. 1 to the Lease Agreement (the “Amendment”) is made and entered into this February 18, 2014 between Falstaff Partners, LLC (“Lessor”) and Carlyle Investment Management L.L.C. (“Lessee”) and relates to the Non-Exclusive Aircraft Lease Agreement (the “Lease Agreement”) entered into by and between Lessor and Lessee on December 31, 2012.

WHEREAS, Lessee and Lessor have entered into the Lease Agreement to provide for the lease of one (1) 2012 Gulfstream G-650 aircraft bearing U.S. registration number N524EA, and manufacturer’s serial number 6012 (as further defined in the Lease Agreement, the “Aircraft”) by Lessor to Lessee on the terms and conditions provided for therein; and

WHEREAS, Lessee and Lessor agree to make certain amendments to the Lease Agreement;

NOW, THEREFORE, in consideration of and subject to the mutual covenants, terms and conditions contained in this Amendment and for good and valuable consideration, which is hereby acknowledged, Lessee and Lessor agree to the following:

1. Definitions. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Lease Agreement.

2. Amendments.

(a) Rent. Section 3.3 is hereby deleted in its entirety and replaced with the following provision:

The Lessee shall pay rent in an amount equal to the Hourly Rent specified in Schedule A attached hereto (which amount may be modified from time to time upon mutual agreement of the parties hereto by executing a supplement in the form attached hereto as Schedule A-1) for each Flight Hour of use of the Aircraft by Lessee. All rent accrued during any calendar month shall be payable in arrears on the Rent Payment Date in the immediately succeeding calendar month without further demand or invoice. All rent shall be paid to the Lessor in immediately available U.S. funds and in form and manner as the Lessor in its sole discretion may instruct Lessee from time to time. In the event the Lease is terminated by either party pursuant to Section 3.1, Lessee shall pay upon demand all outstanding Hourly Rent for each used Flight Hour.

(b) Schedule A-1. Schedule A-1 shall be added to the end of Schedule A to the Lease Agreement and shall be read as set forth in Annex A to this Amendment.

3. Miscellaneous. Except as modified herein, all terms and conditions of the Lease Agreement shall remain in full force and effect and this Amendment and the Lease Agreement shall be considered to be the Lease Agreement as of the date hereof.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No. 1 to the Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSEE: Carlyle Investment Management L.L.C.		LESSOR: Falstaff Partners, LLC

By:	/s/ Jeffrey W. Ferguson	By: :	/s/ David M. Rubenstein
Name:	Jeffrey W. Ferguson	Name:	David M. Rubenstein
Its:	General Counsel	Its:

ANNEX A TO AMENDMENT NO. 1 TO THE LEASE AGREEMENT

NON-EXCLUSIVE AIRCRAFT LEASE AGREEMENT

Schedule A-1

Supplement No.      to Non-Exclusive Aircraft Lease Agreement

Supplement No.      dated              , 20     (this “Supplement”), is between Falstaff Partners, LLC (“Lessor”), and Carlyle Investment Management L.L.C. (“Lessee”) and relates to that certain Non-Exclusive Aircraft Lease Agreement dated as of December 31, 2012 (as amended, modified and supplemented, the “Lease”).

WHEREAS, Lessor and Lessee have agreed to modify the Hourly Rent pursuant to Section 3.3 of the Lease.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

As of the date of execution of this Supplement, the Hourly Rent shall be $        , which shall supersede the Hourly Rent listed on Schedule A hereto (or otherwise agreed to by the parties in a supplement entered into prior to the date hereof).

All of the terms and provisions of this Supplement are hereby incorporated by reference in the Lease to the same extent as if fully set forth therein.

This Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Supplement No.      to the Non-Exclusive Aircraft Lease Agreement to be duly executed as of the date set forth above.

LESSOR:

Falstaff Partners, LLC

By:
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LESSEE:

Carlyle Investment Management L.L.C.

By:
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